UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 30, 2014

Date of Report (Date of earliest event reported)

GLU MOBILE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33368	91-2143667
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 800-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2014, Glu Mobile Inc. (“Glu”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale to the Underwriters of up to 9,861,250 shares of Glu’s common stock, par value $0.0001 per share, at a price to the Underwriters of $3.50 per share, including an overallotment option of 1,286,250 shares (the “Offering”). The shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with an offering pursuant to Glu’s shelf registration statement on Form S-3 (File Number 333-195590). Glu expects to receive approximately $30.0 million in gross proceeds from the Offering before underwriting discounts and estimated offering expenses, assuming no exercise of the overallotment option, and approximately $34.5 million in gross proceeds if the overallotment option is exercised in full.

The Underwriting Agreement contains representations, warranties and covenants that are customary for transactions of this type. The shares are expected to be delivered to the Underwriters on or about June 4, 2014, subject to the satisfaction of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is filed as Exhibit 1.01 and is incorporated herein by reference.

Item 8.01	Other Events.

The opinion of Glu’s counsel regarding the validity of the shares issued pursuant to the Offering is also filed as Exhibit 5.01.

On May 30, 2014, Glu issued a press release announcing that it had priced the Offering, which press release is filed as Exhibit 99.01 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.01	Underwriting Agreement, dated May 30, 2014, by and among Glu Mobile Inc., Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated.

5.01	Opinion of Fenwick & West LLP.

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01).

99.01	Press Release dated May 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

May 30, 2014	By:	/s/ Scott J. Leichtner
Name: Scott J. Leichner
Title: Vice President and General Counsel

Exhibit Index

1.01	Underwriting Agreement, dated May 30, 2014, by and among Glu Mobile Inc., Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated.

5.01	Opinion of Fenwick & West LLP.

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01).

99.01	Press Release dated May 30, 2014.